                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - April 25, 2000

                                Quadratech, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

                                     Nevada
                  ---------------------------------------------
                 (State or other jurisdiction of Incorporation)

         0-9919                                            95-4569931
 -----------------------                        -------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

                11401 Valley Blvd Suite 200A, El Monte, CA 91731
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (626) 401-2700
               --------------------------------------------------
               Registrant's Telephone Number, including Area Code

Item 5. Other Events

         On April 25, 2000, Registrant purchased 61.2% of the stock of MAG Transportation, Inc. (MAG) and related intellectual property rights for $150,000 In cash. Within six (6) months (October 25, 2000) Registrant agreed to purchase the remaining 38.8% of MAG stock and related intellectual property rights for an additional $90,000.00 in cash.

         MAG, located in Ogden, Utah, is a privately-held third-party logistics Company with transportation services throughout the western United States. MAG had year-to-date sales through the third quarter of 1999, of 1.8 million dollars, operating 21 tractors and 42 trailers.

         Michael K. Munsee, President of MAG will retain his position as President, Operating MAG as a subsidiary of Registrant.


Item 7.  Financial Statements and Exhibits

     (a) Exhibit A - News Release

     (b) Exhibit B - Financial Reports



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Quadratech, Inc.
                                             (Registrant)




Date:  April 25, 2000                        By: /S/ Craig G. Robitaille
                                             ----------------------------
                                             Craig G. Robitaille
                                             Chief Executive Officer

                                                                     EXHIBIT "A"



FOR IMMEDIATE RELEASE

                                                        For information contact:
                      Craig G. Robitaille, President and Chief Executive Officer
                                                                    626-401-2700

         QUADRATECH INC. BOARD APPROVES ACQUISION OF MAG TRANSPORTATION

CITY OF INDSUTRY, CALIFORNIA - (BUSINESS WIRE) - March 1, 2000 (OTCBB: QUDT) Board Of Directors agrees to acquire all stock and assets of MAG Transport Inc., based in Ogden, Utah.

"The acquisition of MAG greatly expands the geographical area where Quadratech's leading third party logistics division can provide services. We look forward to integrating MAG's operations into Quadratech's over the next 12 months", said Craig G. Robitaille, QUDT President and Chief Executive Officer. "MAG's diverse and long-Standing customer base will offer Quadratech additional opportunities to expand our Logistics and supply network throughout the Western United States, resulting in a Significant regional presence for QUDT's other divisions, OSA and Accu Chem Conversion, Inc."

QUDT is a leading manufacturer of absorbents and supplier of third party logistics throughout California and Arizona.

CONTACT:

Quadratech, Inc., El Monte, California

Craig G. Robitaille, President and Chief Executive Officer

626-401-2700

www.quadratech.com
------------------
accuchemconversion.com


keyword:  CALIFORNIA NEVADA ARIZONA UTAH WASHINGTON

                                       ###

                                                                    EXHIBITY "B"

                               MAG TRANSPORT, INC.
                             FINAL INCOME STATEMENT
                          FOR THE PERIOD ENDED 9/30/99

                                                         CURRENT
ACCOUNT NAME                                               YTD             %
-----------------                                     -------------     --------

     R E V E N U E

FREIGHT BILL REVENUE                                  1,826,861.03        99.71
SERVICE CHARGES                                               0.00         0.00
SALES DISCOUNT                                                0.00         0.00
INTEREST INCOME                                               2.20         0.00
MISC. INCOME                                              5,354.75         0.29
                                                      -------------     --------
TOTAL REVENUE                                         1,832,235.98       100.00
                                                      -------------     --------


E X P E N S E S

GENERAL & ADMINISTRATIVE EXP'S

ADVERTISING                                                 473.97         0.03
DATA PROCESSING                                           3,226.58         0.18
DEPRECIATION G & A                                          252.54         0.01
DONATIONS                                                   100.00         0.01
DUES/MEMBERSHIPS/SEMINARS/LICENSES                          628.24         0.03
EMPLOYER PAYROLL EXPENSE                                 13,914.55         0.76
FACILITYIES EXPENSE                                       7,184.33         0.39
FINANCE CHARGES (S/C, LATE, CHG)                          6,332.84         0.35
FRINGE BENEFIT EXPENSE                                    3,313.38         0.18
FUEL & OIL EXPENSE                                        1,201.60         0.07
INSURANCE EXPENSE - G & A                                 1,524.80         0.08
INSURANCE - HEALTH                                       12,846.28         0.70
INTEREST EXPENSE                                        104,217.99         5.69
LABOR EXPENSE                                            95,165.43         5.19
MISC.EXPENSE                                              1,692.35         0.09
OFFICE SUPPLIES                                           5,683 58         0.31
POSTAGE EXPENSE                                           2,053.23         0.11
PREVIOUS YEAR'S EXPENSES                                  1,403.35         0.08
PROFESSIONAL FEES                                         4,660.00         0.25
PROMOTIONS                                                  212.05         0.01
RENT/LEASE EXPENSE                                       38,050.00         2.08
REPAIRS G' & A EQUIPMENT                                  1,475.76         0.08
TAXES-EMPLOYERS PORTION                                  39,751.46         2.17
TAXES  - FUTA                                                 0.00         0.00
TAXES  - INCOME-FEDERA.L                                      0.00         0.00
TAXES  - INCOME-STATE                                         0.00         0.00
TAXES  - MISC                                             2,315.95         0.13
TAXES  - PENALTY EXPENSE                                      0.00         0.00
TAXES  - SUTA                                                 0.00         0.00
TAXES  - WORKMENS COMP                                        0.00         0.00
SATELLITE COMMUNICATIONS EXP                              9,828.97         0.54
TELEPHONE EXPENSE                                         8,137.93         0.44
TRAVEL & ENTERTAINMENT                                    2,073.42         0.11
UTILITIES                                                 8,941.87         0.49
VEHICLE REG.& TAXES - G & A                                   0.00         0.00
                                                      -------------     --------

TOTAL GEN. & ADM. EXPENSES                              376,662.45        20.56
                                                      -------------     --------

                               MAG TRANSPORT, INC.
                             FINAL INCOME STATEMENT
                         FOR THE PERIOD ENDED 9/30/1999

                                                         CURRENT
ACCOUNT NAME                                               YTD             %
-----------------                                     -------------     --------

     OPERATING EXPENSES

BAD DEBT EXPENSES                                             0.00         0.00
DEPRECIATION EXPENSE                                     62,174.70         3.39
AMORTIZATION EXPENSE                                     29,748.78         1.62
EQUIPMENT-CLEANING/WASHOUT EXP                            1,145.78         0.06
FRINGE BEN. /MEDICAL EXPENSES                             7,522.11         0.41
FUEL & OIL EXPENSE                                      313,780.87        17.13
INSURANCE EXPENSE - CONTRACTING                         129,274.14         7.06
LABOR - DIRECT                                          299,829.99        16.36
LABOR - SHOP & MISC                                      45,390.41         2.48
LABOR - PER DIEM                                        l12,826.13         6.16
MLG.TAX, PRMTS, CITS, REG-COLORADO                           96.37         0.01
MLG.TAX, PRMTS, CITS, REG-IDAHO                          31,513.23         1.72
MLG.TAX, PRMTS, CITS, REG-MONTANA                           173.04         0.01
MLG.TAX, PRMTS, CITS, REG-NEVADA                          2,902.62         0.16
MLG.TAX, PRMTS, CITS, REG-OREGON                         41,632.51         2.27
MLG.TAX, PRMTS, CITS, REG-UTAH                           13,906.47         0.76
MLG.TAX, PRMTS, CITS, REG-WASHNGTON                       4,705.17         0.26
MLG.TAX, PRMTS, CITS, REG-WYOMING                           318.07         0.02
MLG.TAX, PRMTS, CITS, REG-MISC.ST                         2,753.94         0.15
MISCELLANEOUS EXPENSE                                    10,118.10         0.55
RENT/LEASE - EQUIPMENT                                  147,753,38         8.06
REPAIRS - EQUIP/PARTS                                    96,218.36         5.25
REPAIRS - EQUIP/SERVICE                                  25,671.12         1.40
SHOP SUPPLIES                                             9,733.04         0.53
TIRE EXPENSE                                             60,595.24         3.31
SUB-CONTRACT EXPENSE                                          0.00         0.00
TAXES - FICA (EMPLOYERS PORTION)                              0.00         0.00
TAXES - FUTA                                                  0.00         0.00
TAXES - SUTA                                                  0.00         0.00
TAXES - WORKMENS COMP                                    18,144.19         0.99
                                                      -------------     --------

TOTAL OPERATING EXPENSES                              1,467,927.76        80.12
                                                      -------------     --------

GAIN/LOSS ON ASSET DISPOSAL                             (10,150.00)       (0.55)
LOSS ON NOTES RECEIVABLE                                      0.00         0.00
                                                      -------------     --------

     TOTAL EXPENSES                                   1,834,440.21       100.12
                                                      -------------     --------

     N E T   1 N C 0 M E                                 (2,204.23)       (0.12)
                                                      =============     ========

                               MAG TRANSPORT, INC.
                             FINAL INCOME STATEMENT
                         FOR THE PERIOD ENDED 9/30/1999

                                                         CURRENT
ACCOUNT NAME                                               YTD             %
-----------------                                     -------------     --------

     AS S E T S

CASH                                                     42,848.69         3.55
CASH-RESERVE ACCT                                            96.93         0.01
ACCOUNTS RECEIVABLE                                     127,775.50        10.59
NOTES RECEIVABLE - EMPLOYEES                                  0.00         0.00
ACCTS RECEIVABLE - #72 INS PMT                                0.00         0.00
NOTES RECEIVABLE                                              0.00         0.00
NOTES RECEIVABLE - MKM                                        0.00         0.00
DEPOSIT - WORKMEN'S COMP                                      0.00         0.00
DEPOSIT - OREGON BOND                                     5,350.64         0.44
CONTRIBUTION CARRY-OVER                                       0.00         0.00
CAPITAL LOSS CAPRYOVER                                        0.00         0.00
PRE--PAID FEDERAL INCOME TAX                                  0.00         0.00
NET OPERATING LOSS CARRY OVER                                 0.00         0.00
OFFICE EQUIPMENT                                          4,019.81         0.00
CONTRACTING EQUIPMENT                                 2,034,240.75       168.65
G & A VEHICLES                                                0.00         0.00
SHOP EQUIPMENT                                           15,358.64         1.27
CONTRACTING EQUIPMENT-LEASED                            298,186.00        24.72
ACCUM. DEPREC. - OFFICE EQUIP                            (2,382.24)       (0.20)
ACCUM.DEPREC. - CONTRACTING EQUIP                      (764,171.51)      (63.35)
ACCUM. DEPREC. - G & A VEHICLES                               0.00         0.00
AOCUM. DEPREC. - SHOP EQUIPMENT                         (14,347.45)       (1.19)
ACCUM. DEPREC. - LEASED EQUIP.                         (471,341.13)      (39.08)
ACCUM. AMORTIZATION                                     (69,413.82)       (5.75)
                                                      -------------     --------

TOTAL ASSETS                                          1,206,220.81       100.00
                                                      =============     ========


     L I A B I L I T I E S


ACCOUNTS PAYABLE                                        158,359.76        13.13
LEASE PAYABLE - GE CAPITAL #96                           57,717.78         4.79
LEASE PAYABLE - GE CAPITAL #86                           57,717.78         4.79
LEASE PAYABLE - GE CAPITAL #390                          30,044.50         2.49
LEASE PAYABLE - ASSOC.LSG #L'8                           68,526.76         5.68
LEASE PAYABLE - ZIONS CR #90                             22,337.83         1.85
LEASE PAYABLE - GE CAPITAL #26                           67,117.98         5.56
LEASE PAYABLE - GE CAPITAL #80                           67,117.98          556
LEASE PAYABLE                                                 0.00         0.00
LEASE PAYABLE - GE CAPITAL #72                                0.00         0.00
LEASE PAYABLE - GE CAPITAL #82                           20,404.33         1.69
LEASE PAYABLE - ZIONS CR #380                             7,302.43         0.61
LEASE P.AYABLE - ZIONS CR #470                            6,199.69         0.51
LEASE PAYABLE - AT&T CR - SATLT                          20,850.97         1.73
LEASE PAYABLE - ZIONS CR #307                             8,797.53         0.73
LEASE PAYABLE - GOLDSTONE #306                            5,216.48         0.43
LEASE PAYABLE - GOLDSTONE #406                            5,216.48         0.43
LEASE PAYABLE - GOLDSTONE #747                           19,241.95         l.60
LEASE PAYABLE - GOLDSTONE #757                           19,241.92         1.60
LEASE PAYABLE - GOLDSTONE #350                           23,475.50         1.95

                               MAG TRANSPORT, INC.
                             FINAL INCOME STATEMENT
                         FOR THE PERIOD ENDED 9/30/1999

                                                         CURRENT
ACCOUNT NAME                                               YTD             %
-----------------                                     -------------     --------

LEASE PAYABLE-GOLDSTONE #22                              34,438.23         2.86
LEASE PAYABLE                                                 0.00         0.00
LEASE PAYABLE                                                 0.00         0.00
LEASE PAYABLE - GE CAPITAL #64                           59,095.35         4.90
LEASE PAYABLE - GOLDSTONE #303                           26,178.02         2.17
LEASE PAYABLE - GOLDSTONE #737                           29,004.50         2.40
NOTES PAYABLE - LOC, ZIONS                                    0.00         0.00
NOTES PAYABLE - ASSOC.#76                                     0.00         0.00
NOTES PAYABLE - ASSOC.#12                                12,359.51         1.02
NOTES PAYABLE - ASSOC. #34                               38,579.69         3.20
NOTES PAYABLE - MD ENT., OP'G                            29,902.23         2.48
NOTES PAYABLE - MD ENT., FORD TRK                             0.00         0.00
NOTES PAYABLE - ASSOC. #30                                    0.00         0.00
NOTES PAYABLE                                                 0.00         0.00
NOTES PAYABLE                                                 0.00         0.00
NOTES PAYABLE - ASSOC. #36                                    0.00         0.00
NOTES PAYABLE - ASSOC. #14                               17,396.74         1.44
NOTES PAYABLE - ASSOC. #. 38                                  0.00         0.00
NOTES PAYABLE - GOLDSTONE #440                                0.00         0.00
NOTES PAYABLE - MERCEDES #18                             88,133.28         7.31
NOTES PAYAB'LF - ZIONS, OP. EXP'S                        40,266.91         3.34
NOTES PAYABLE - NEWCOURT52, 58+TR                       115,920.98         9.61
NOTES PAYABLE - TEXTRON #707                             59,590.27         4.94
NOTES PAYABLE - GE CAPITOL 77+                           45,791.10         3.80
NOTES PAYABLE - GREEN TREE #54                           76,934.47         6.38
NOTES PAYABLE - GREEN TREE #74                           76,934.47         6.38
OTHER TAXES - PAYROLL                                         0.00         0.00
PREVIOUS YRS ACCRUED P/R TAXES                                0.00         0.00
FEDERAL W/H TAXES PAYABLE                                     0.00         0.00
FICA TAXES PAYABLE                                            0.00         0.00
FUTA TAXES PAYABLE                                            0.00         0.00
UT W/H TAXES PAYABLE                                          0.00         0.00
ID W/H TAXES PAYABLE                                          0.00         0.00
UT SUTA PAYABLE                                               0.00         0.00
ID SUTA PAYABLE                                               0.00         0.00
UT WORKMENS COMP. PAYABLE                                     0.00         0.00
HEALTH INSURANCE W/H PAYABLE                                  0.00         0.00
MISC. PAYROLL DEDUCTIONS                                      0.00         0.00
ACCRUED FED. INCOME TAXES                                     0.00         0.00
ACCRUED STATE INCOME TAXES                                    0.00         0.00
                                                      -------------     --------

     TOTAL LIABILITIES                                1,415,413.40       117.34
                                                      -------------     --------


OWNERS EQUITY

CAPITAL STOCK                                            30,000.00        4.49
ADDITIONAL PAID IN CAPITAL                               23,041.07        1.91
RETAINED EARNINGS                                      (260,029.43)     (21.56)
CURRENT EARNINGS - NET INCOME                            (2,204.23)      (0.18)
                                                      -------------     --------

TOTAL OWNER'S EQUITY                                   (209,192.59)      (17.34)
                                                      -------------     --------

TOTAL LIABILITIES & EQUITY                            1,206,220.81       100.00
                                                      =============     ========